Exhibit 99.1

SIGA Announces Commencement of Rights Offering

NEW YORK, NY--(BUSINESS WIRE) -- SIGA Technologies, Inc. (“SIGA” or the “Company”) (OTCMKTS:SIGA) today announced that it has commenced a rights offering (the “Rights Offering”) for approximate gross proceeds of $35,000,000. As part of the Rights Offering, each stockholder of the Company is receiving one subscription right for each share of common stock owned as of the previously announced record date of October 12, 2016. Each subscription right will entitle its holder to invest $0.65 towards the purchase of shares of the Company’s common stock at a subscription price equal to the lower of $1.50 or 85% of the volume weighted average price of our shares during market hours on the expiration date of the Rights Offering, as more fully described in the prospectus relating to the Rights Offering.

The Rights Offering is expected to expire at 5:00 pm, New York City time, on November 8, 2016, subject to early termination or extension. Subscription rights that are not exercised prior to the expiration date will expire and have no value.

Through the Rights Offering, the company will issue subscription rights necessary to raise an aggregate of $35,284,792. The Company has entered into an investment agreement, or ‘‘backstop agreement,’’ pursuant to which certain parties have agreed to backstop the Rights Offering by purchasing from the Company, at the subscription price pursuant to a separate private placement, any unsubscribed shares of common stock in the Rights Offering to reach the aggregate amount.

Proceeds from the Rights Offering, in combination with other sources of liquidity, will be used by the Company to satisfy the remaining portion of PharmAthene Inc.’s judgment against the Company.

Stockholders who hold their shares directly will receive a prospectus, together with a letter from the Company describing the Rights Offering, subscription rights certificate and related documentation. Those wishing to exercise their rights should review all materials, properly complete and execute the subscription rights certificate and deliver it and payment in full to the subscription agent:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Attn: Corporate Actions
Tel: (718) 921.8200

Stockholders who hold their shares through a broker, custodian bank or other nominee will be notified of the Rights Offering by such broker, custodian bank or other nominee  and must instruct such broker, custodian bank or other nominee  whether or not to exercise subscription rights on their behalf by completing and returning to such broker, custodian bank or other nominee the form entitled “Beneficial Owner Election Form.”

Stockholders with questions about the rights offering, including questions about subscription procedures and requests for additional copies of this prospectus or other documents, are urged to contact the information agent, D.F. King & Co., Inc., by calling toll free at 1-800-207-2872, or by email at infoagent@dfking.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of any securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. The Rights Offering is being made only by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

ABOUT SIGA TECHNOLOGIES, INC.
We are a company specializing in the development and commercialization of solutions for serious unmet medical needs and biothreats. Our lead product is Tecovirimat, TPOXX®, also known as ST-246®, an orally administered antiviral drug that targets orthopoxvirus infections. While TPOXX® is not yet approved as safe and effective by the U.S. Food & Drug Administration, it is a novel small-molecule drug that is being delivered to the Strategic National Stockpile under Project BioShield. In August 2016, the company announced completion of enrollment and dosing in the second and final cohort of healthy subjects for the Phase III clinical study of TPOXX®. For more information about SIGA, please visit SIGA's web site at www.siga.com.

FORWARD-LOOKING STATEMENTS
This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements relating to the submission and approval of TPOXX® by the U.S. FDA Such forward-looking statements are subject to various known and unknown risks and uncertainties and SIGA cautions you that any forward-looking information provided by or on behalf of SIGA is not a guarantee of future performance. SIGA's actual results could differ materially from those anticipated by such forward-looking statements due to a number of factors, some of which are beyond SIGA's control, including, but not limited to, (i) the risk that potential products that appear promising to SIGA or its collaborators cannot be shown to be efficacious or safe in subsequent pre-clinical or clinical trials, (ii) the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market these or other potential products, (iii) the risk that SIGA may not be able to obtain anticipated funding for its development projects or other needed funding, including from anticipated governmental contracts and grants, (iv) the risk that SIGA may not complete performance under the Biomedical Advanced Research Development Authority (BARDA) Contract on schedule or in accordance with contractual terms, (v) the risk that SIGA may not be able to secure or enforce sufficient legal rights in its products, including intellectual property protection, (vi) the risk that any challenge to SIGA's patent and other property rights, if adversely determined, could affect SIGA's business and, even if determined favorably, could be costly, (vii) the risk that regulatory requirements applicable to SIGA's products may result in the need for further or additional testing or documentation that will delay or prevent seeking or obtaining needed approvals to market these products, (viii) the risk that one or more protests could be filed and upheld in whole or in part or other governmental action taken, in either case leading to a delay of performance under the BARDA Contract or other governmental contracts, (ix) the risk that the BARDA Contract is modified or canceled at the request or requirement of the U.S. government, (x) the risk that the volatile and competitive nature of the biotechnology industry may hamper SIGA's efforts to develop or market its products, (xi) the risk that the changes in domestic and foreign economic and market conditions may affect SIGA's ability to advance its research or may affect its products adversely, (xii) the effect of federal, state, and foreign regulation, including drug regulation and international trade regulation, on SIGA's businesses, (xiii) the risk that our chapter 11 Plan covenants may make it more difficult to obtain additional financing, (xiv) the risk that our internal controls will not be effective in detecting or preventing a misstatement in our financial statements, (xv) the risk that some amounts received and recorded as deferred revenue may someday be determined to have been more properly characterized as revenue when received, (xvi) the risk that some amounts received and recorded as deferred revenue ultimately may not be recognized as revenue, and (xvii) the risk associated with the a failure to satisfy the judgment arising from the loss of the litigation with PharmAthene, Inc More detailed information about SIGA and risk factors that may affect the realization of forward-looking statements, including the forward-looking statements in this press release, is set forth in SIGA's filings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in other documents that SIGA has filed with the SEC. SIGA urges investors and security holders to read those documents free of charge at the SEC's web site at http://www.sec.gov. Interested parties may also obtain those documents free of charge from SIGA. Forward-looking statements are current only as of the date on which such statements were made, and except for our ongoing obligations under the United States of America federal securities laws, we undertake no obligation to update publicly any forward-looking statements whether as a result of new information, future events, or otherwise.

Contacts

For SIGA Technologies, Inc.:
Press Inquiries:
Rubenstein
Marcia Horowitz, 212-843-8014
mhorowitz@rubenstein.com
or
Investor Relations:
KCSA Strategic Communications
Todd Fromer, 212-896-1215
tfromer@kcsa.com

Source: SIGA Technologies, Inc.